Acquisition of Filonikis Product Carrier S.A. (M/T Amor) - Unaudited Pro Forma Financial Information (Table) (Details) - Filonikis Product Carrier S.A. - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Business Acquisition [Line Items]
Total revenues	$ 245,825	$ 221,638
Partnership's net income	53,677	55,430
Preferred unit holders' interest in Partnership's net income	11,101	11,334
General Partner's interest in Partnership's net income	850	881
Common unit holders interest in Partnership's net income	$ 41,726	$ 43,215
Net income per common unit basic and diluted	$ 0.35	$ 0.38